Exhibit 99

HAWK BIOMETRIC AUDITED FINANCIAL STATEMENTS

Independent Auditor’s Report

The Stockholders’
Hawk Biometric Technologies, Inc.

We have audited the accompanying balance sheet of Hawk Biometric Technologies, Inc. (a Development Stage Company) as of September 30, 2008, and the related statements of operations, changes in stockholders’ equity and cash flows for the period October 25, 2007 (inception) to September 30, 2008.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Hawk Biometric Technologies, Inc. as of September 30, 2008, and the results of their operations and their cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company is a development stage company and has suffered a net loss for the period ended September 30, 2008, which raises substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Liebman Goldberg & Drogin, LLP
Liebman Goldberg & Drogin, LLP
Garden City, New York
January 12, 2009

HAWK BIOMETRIC TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
September 30, 2008

Assets

Current Assets:
Cash and cash equivalents		$230,731

Total assets		$230,731

Liabilities and Stockholders' Equity

Current Liabilities:
Accrued expenses		$16,000

Total liabilities		$16,000

Stockholders' Equity:

Common stock @ -0- par value, 40,000,000 shares authorized and 28,861,405 shares issued	$-

Additional paid in capital	15,493,900

Deficit accumulated during development stage	(15,279,16)

Total stockholders' equity		214,731

Total liabilities and stockholders' equity		$230,731

See accompanying notes to financial statements.

HAWK BIOMETRIC TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

For the period October 25, 2007 (inception) to September 30, 2008

Revenues	$-

Expenses:
General and administrative	279,169

Net operating loss	(279,169)

Impairment loss	15,000,000

Net loss	$(15,279,169)

HAWK BIOMETRIC TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS' EQUITY

September 30, 2008

	Common stock		Additional Paid-in	Deficit Accumulated During Development
	Amount	Shares	Capital	Stage
Issuance of shares to Hawk Canada	$-	22,551,167	$-	$-

Subsequent issuance of shares for stock and services	-	6,310,238	15,493,900	-

Deficit accumulated during development stage	-	-	-	(15,279,169)

Balance - September 30, 2008	$-	28,861,405	$15,493,900	$(15,279,169)

HAWK BIOMETRIC TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS

For the Period October 25, 2007 (Inception) to September 30, 2008

Cash Flows from Operating Activities:
Net loss		$(279,169)

Adjustment to Reconcile Net Loss to Net Cash Provided by Operating Activities:
Impairment loss	$(15,000,000)
Issuance of common stock	15,493,900

Changes in Assets and Liabilities:
Increase in accrued expenses	16,000

Net cash provided by operating activities		509,900

Net increase in cash and cash equivalents		230,731

Cash and cash equivalents - October 25, 2007 (inception)		-

Cash and cash equivalents - end of period		$230,731

HAWK BIOMETRIC TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANICAL STATEMENTS

September 30, 2008

Note 1 – Nature of Business and Summary of Significant Accounting Policies:

Hawk Biometric (the Company) was formed on October 25, 2007 in the state of Florida.  Hawk Biometrics has developed and patented an innovative fingerprint authentication technology that offers unparalleled security, convenience, and ease to use.  Some of its products include Biometric Physical Access, Biometric ATM, Hawk Eye, ElectroPass/GamePass, Tough and Go, Sports Pass, Biomed, and Hawk Watch 2000.  Customers will include auto manufacturers, major hotels, professional sports stadiums, insurance companies, financial institutions, casino’s and energy companies.

Basis of Presentation

The Company is a development stage enterprise since the Company has not generated revenues from the sale of its products and its efforts from its inception on October 25, 2007 through September 30, 2008.  The company has principally been devoted to developing its product as well as raising capital.  Accordingly the financial statements have been prepared in accordance with the provisions of Statement of Financial Accounting Standard (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises”.  The Company is reporting a net loss of $(15,279,169) for the period ending September 30, 2008.

Note 2 – Summary of Significant Accounting Policies:

The Company prepares it financial statements in conformity with generally accepted accounting principles.

Revenue Recognition:

The Company currently has not had any revenues, but intends to recognize revenue in the future when earned, there is a fixed and determinable price for its product and collectibility is reasonably assured when title passes.

Cash and Cash Equivalents:

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.  The Company has cash balances in

HAWK BIOMETRIC TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANICAL STATEMENTS

September 30, 2008

Note 2 – Summary of Significant Accounting Policies (Continued):

banks in excess of the maximum amount insured by the FDIC and other international agencies as of September 30, 2008.

Accounting Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent gains and losses at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Critical estimates include management’s judgments associated with revenue recognition, concentration of credit risk, goodwill and income taxes.  Actual results could differ from those estimates.

Long-Lived Assets:

In accordance with SFAS NO. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets in question may not be recoverable.  An impairment would be recorded in circumstances where undiscounted cash flows expected to be generated by an asset are less then the carrying value of that asset.

Income Taxes:

The Company accounts for income taxes under SFAS No. 109, “Accounting for Income Taxes”.  SFAS 109 requires and asset and liability approach for financial reporting for incomes taxes.  Under SFAS 109, deferred taxes are provided for temporary differences between the carrying values of the assets and liabilities for financial reporting and tax purposes at the enacted rates at which these differences are expected to reverse.

Going Concern:

The Company’s financial statements have been presented on a basis that it is a going concern.  The Company has experienced a loss for the year ended September 30, 2008 and the audit reports have an explanatory paragraph stating that Hawk Biometric’s continued existence is in doubt.

The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns.  Under this method, deferred tax liabilities and assets are determined based on the differences between the financial

HAWK BIOMETRIC TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANICAL STATEMENTS

September 30, 2008

Note 2 – Summary of Significant Accounting Policies (Continued):

statement carrying amounts and tax basis of assets and liabilities using enacted rates in effect in the years in which the differences are expected to reverse.

Because the Company has an uncertainty regarding it as a going concern, a 100% valuation allowance has been set up for any deferred tax item.

Note 3 – Patents:

In May 2008, the Company issued approximately 23,000,000 shares of its common stock on a one for one basis to the shareholders of Hawk Biometrics of Canada, Inc. in exchange for that Company’s existing patents.   The transaction accounted for on a fair market value basis recognized the patent value at $15,000,000.  Subsequently, it was determined that the patents were impaired in accordance with SFAS # 144, as the expected cash flows to be generated were currently $-0-.

As part of the stock transaction, the Company also received approximately $210,000, which is reflected in paid in capital.

Note 4 – Stockholders' Equity:

During the period ended September 30, 2008, the Company issued 5,200,000 to various parties for consulting services rendered and valued at $80,000.

Note 5 – Subsequent Event:

Subsequent to September 30, 2008, the Company has issued 419,601 shares of its common stock and received $745,300.